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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 28, 2008

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                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


            0-27551                                       65-0358792
   (Commission File Number)                    (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 28, 2008, the Registrant, as a member of the group constituting all the shareholders (the "Shareholders") of CJ Vision Enterprises, Inc., a Delaware corporation doing business as Woozyfly.com ("CJVE," or "Woozyfly"), entered into a Share Exchange Agreement (the "Exchange Agreement") with Pet Express Supply, Inc.("Pet Express"), a publicly traded Nevada corporation, pursuant to which Pet Express purchased from the Shareholders all issued and outstanding shares of CJVE's common stock, preferred stock and warrants to purchase CJVE stock in consideration for the issuance of 2,235,112 shares of common stock of Pet Express and, to one of the Shareholders, warrants to purchase 629,424 shares of common stock of Pet Express (the "Share Exchange").

         As a result of the Exchange Agreement, (i) CJVE became a wholly-owned subsidiary of Pet Express and (ii) Pet Express succeeded to the business of CJVE as its sole business. CJVE was formed on June 1, 2007 to conduct business as a web commerce merchant through "WOOZYFLY.com." WOOZYFLY.com, an on-line music media site devoted to independent music and entertainment, also acts as a production company that produces and owns music videos, reality content, recorded musical performances, animations, recorded concerts and interviews with recording artists, all for streaming on the WOOZYFLY.com website and available for such other uses as Woozyfly may determine.

         The Share Exchange resulted in a change in control of Pet Express with the Shareholders owning 2,235,112 shares of common stock of Pet Express out of a total of 2,935,112 issued and outstanding shares after giving effect to the Share Exchange. The Registrant exchanged 200,000 shares of Common Stock and 72 Convertible Preferred Shares of CJVE into 920,000 shares of Common Stock of Pet Express, thereby holding after the exchange 31.3 percent of the issued capital of Pet Express, and becoming the single largest shareholder of Pet Express.

         Pet Express has no current plans to register the shares issued to the Shareholders pursuant to the Exchange Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DIGITALFX INTERNATIONAL, INC.


Date:  August 1, 2008           By:       /S/ MICKEY ELFENBEIN
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                                    Mickey Elfenbein
                                    Chief Operating Officer


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